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                                                                   EX-99.(d)(1)

                                  SCHEDULE A

                         WELLS FARGO FUNDS MANAGEMENT
                         INVESTMENT ADVISORY AGREEMENT
                           WELLS FARGO MASTER TRUST

                                                     Advisory Fee (as a % of
Master Trust Portfolios                              Average Daily Net Assets)
-----------------------                              --------------------------
C&B Large Cap Value Portfolio                        First 500M       0.70
                                                     Next 500M        0.65
                                                     Next 2B          0.60
                                                     Next 2B          0.575
                                                     Over 5B          0.55
Disciplined Growth Portfolio                         First 500M       0.70
                                                     Next 500M        0.65
                                                     Next 2B          0.60
                                                     Next 2B          0.575
                                                     Over 5B          0.55
Diversified Fixed Income Portfolio                   First 1B         0.30
                                                     Next 4B          0.275
                                                     Over 5B          0.25
Diversified Stock Portfolio                          First 1B         0.35
                                                     Next 4B          0.325
                                                     Over 5B          0.30
Emerging Growth Portfolio                            First 500M       0.85
                                                     Next 500M        0.825
                                                     Next 1B          0.80
                                                     Next 1B          0.775
                                                     Over 3B          0.75
Equity Income Portfolio                              First 500M       0.70
                                                     Next 500M        0.65
                                                     Next 2B          0.60
                                                     Next 2B          0.575
                                                     Over 5B          0.55
Equity Value Portfolio                               First 500M       0.70
                                                     Next 500M        0.65
                                                     Next 2B          0.60
                                                     Next 2B          0.575
                                                     Over 5B          0.55
Index Portfolio                                      First 500M       0.10
                                                     Next 500M        0.10
                                                     Next 2B          0.075
                                                     Next 2B          0.075
                                                     Over 5B          0.050
Inflation-Protected Bond Portfolio                   First 500M       0.40
                                                     Next 500M        0.375
                                                     Next 2B          0.35
                                                     Next 2B          0.325
                                                     Over 5B          0.30


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                                                     Advisory Fee (as a % of
Master Trust Portfolios                              Average Daily Net Assets)
-----------------------                              --------------------------
International Core Portfolio                         First 500M       0.95
                                                     Next 500M        0.90
                                                     Next 2B          0.85
                                                     Next 2B          0.825
                                                     Over 5B          0.80
International Growth Portfolio                       First 500M       0.95
                                                     Next 500M        0.90
                                                     Next 2B          0.85
                                                     Next 2B          0.825
                                                     Over 5B          0.80
International Index Portfolio                        First 500M       0.35
                                                     Next 500M        0.35
                                                     Next 2B          0.325
                                                     Next 2B          0.325
                                                     Over 5B          0.30
International Value Portfolio                        First 500M       0.95
                                                     Next 500M        0.90
                                                     Next 2B          0.85
                                                     Next 2B          0.825
                                                     Over 5B          0.80
Large Cap Appreciation Portfolio                     First 500M       0.70
                                                     Next 500M        0.65
                                                     Next 2B          0.60
                                                     Next 2B          0.575
                                                     Over 5B          0.55
Large Company Growth Portfolio                       First 500M       0.70
                                                     Next 500M        0.65
                                                     Next 2B          0.60
                                                     Next 2B          0.575
                                                     Over 5B          0.55
Managed Fixed Income Portfolio                       First 500M       0.40
                                                     Next 500M        0.375
                                                     Next 2B          0.35
                                                     Next 2B          0.325
                                                     Over 5B          0.30
Short-Term Investment Portfolio                         0.10
Small Cap Index Portfolio                            First 500M       0.20
                                                     Next 500M        0.20
                                                     Next 2B          0.175
                                                     Next 2B          0.175
                                                     Over 5B          0.15
Small Company Growth Portfolio                       First 500M       0.85
                                                     Next 500M        0.825
                                                     Next 1B          0.80
                                                     Next 1B          0.775
                                                     Over 3B          0.75
Small Company Value Portfolio                        First 500M       0.85
                                                     Next 500M        0.825
                                                     Next 1B          0.80
                                                     Next 1B          0.775
                                                     Over 3B          0.75

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                                                     Advisory Fee (as a % of
Master Trust Portfolios                              Average Daily Net Assets)
-----------------------                              --------------------------
Stable Income Portfolio                              First 500M       0.40
                                                     Next 500M        0.375
                                                     Next 2B          0.35
                                                     Next 2B          0.325
                                                     Over 5B          0.30
Strategic Small Cap Value Portfolio                  First 500M       0.85
                                                     Next 500M        0.825
                                                     Next 1B          0.80
                                                     Next 1B          0.775
                                                     Over 3B          0.75
Total Return Bond Portfolio                          First 500M       0.40
                                                     Next 500M        0.375
                                                     Next 2B          0.35
                                                     Next 2B          0.325
                                                     Over 5B          0.30

Most recent annual approval by the Board of Trustees: March 28, 2008

Schedule A amended: November 14, 2008

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